Legal Proceedings	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
LEGAL PROCEEDINGS

NOTE 10. LEGAL PROCEEDINGS

From time to time, the Company is subject to various claims, lawsuits and other legal and administrative proceedings arising in the ordinary course of business. Some of these claims, lawsuits and other proceedings may involve highly complex issues that are subject to substantial uncertainties, and could result in damages, fines, penalties, non-monetary sanctions or relief. However, the Company's management does not consider any such claims, lawsuits or proceedings that are currently pending, individually or in the aggregate, to be material to the Company's business or likely to result in a material adverse effect on the Company's future operating results, financial condition or cash flows.